Janus Detroit Street Trust

Janus Short Duration Income ETF

(the “Fund”)

Supplement dated April 24, 2017

to Currently Effective Statement of Additional Information (“SAI”)

Effective May 1, 2017, the following replaces the corresponding information for the Fund as noted below.

1.	The following replaces in its entirety the first sentence under “Shares of the Trust—Creation and Redemption of Creation Units—Timing of Submission of Purchase Orders” on page 58 in the Fund’s SAI:

An Authorized Participant must submit an irrevocable order to purchase shares of the Fund generally before 1:00 p.m. Eastern time on any Business Day in order to receive that day’s NAV.

2.	The following table replaces in its entirety the corresponding table under “Shares of the Trust—Creation and Redemption of Creation Units—Costs Associated with Creation Transactions” on page 60 in the Fund’s SAI:

Variable Charge (as a percentage of the net asset value per Creation Unit)
0.03%

3.	The following replaces in its entirety the first and second sentence under “Shares of the Trust—Creation and Redemption of Creation Units—Placement of Redemption Orders” on page 61 in the Fund’s SAI:

Redemption requests for Creation Units of the Fund must be submitted to the Transfer Agent by or through an Authorized Participant. An Authorized Participant must submit an irrevocable request to redeem shares of the Fund generally before 1:00 p.m. Eastern time on any Business Day in order to receive that day’s NAV.

Please retain this Supplement with your records.